UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Earliest Event Date requiring this Report: August 22, 2007

CHDT CORPORATION

 (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	0-28331	84-1047159

(State of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Jim Moran Blvd.

Suite 120

Deerfield Beach, Florida 33442

(Address of principal executive offices)

(954) 252-3440 (Registrant's

telephone number, including area code)

Item 7.01 Regulation FD Disclosure. CHDT Corporation held a WebCast today to discuss second quarter FY 2007 financial results as well as new product orders. The transcript of the WebCast as well as a related press release, dated August 22, 2007, are attached as exhibits 991 and 99.2 to this Current Report.

The information furnished pursuant to Item 7.01 of this Current Report, including Exhibit 99.1 and Exhibit 99.2 hereto, shall not be considered "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless CHDT Corp. expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

Item  9.01 — Financial Statements and Exhibits

(c)	Exhibits:

Exhibit No.	Description

99.1	Press release, dated August 22, 2007, re: August 22, 2007 WebCast for Q2 FY 2007 results and new orders
99.2	Transcript of August 22, 2007 WebCast

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHDT CORP.
Date: August 22, 2007
By: /s/ Stewart Wallach

Stewart Wallach
Chief Executive Officer & President